UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 16, 2005


                        Defense Technology Systems, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-9263                   11-2816128
--------------------------   ------------------------      --------------------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
      Organization)                                        Identification No.)

          275K Marcus Blvd.
         Hauppauge, New York                               11788
------------------------------------------        -----------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (631) 951-4000


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

     On December 16, 2005, Defense Technology Systems, Inc. ("DFTS"), executed a definitive agreement with Skylynx Communication, Inc. ("Skylinx") to sell DFTS's majority interest in Digital Computer Integration Corporation ("DCI") to Skylynx for which DFTS will receive preferred stock and convertible debt of Skylynx. Additionally, as part of the agreement DFTS will receive certain assets currently held by DCI and assume certain liabilities of DCI and will enter into a licensing agreement with Sklynx under which DFTS will have access to certain technologies developed by DCI. A copy of the Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.



Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits


EXHIBITS  DESCRIPTION
--------  -----------------------------------
10.1 * Agreement for the sale of a majority interest in Digital Computer Integration Corporation to Skylynx Communications, Inc.

----------------------
* Filed herewith







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 21, 2005
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
                                          ------------------------------------
                                          Philip J. Rauch
                                          Chief Operating  & Financial Officer